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                                                                     Exhibit 4.1

                                      LOGO
                           EXCEL SWITCHING CORPORATION
        INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS

NUMBER                                                                    SHARES
COMMON STOCK

THIS CERTIFICATE IS TRANSFERABLE IN                              SEE REVERSE FOR
BOSTON, MA OR NEW YORK, NY                                   CERTAIN DEFINITIONS

                                                              CUSIP 30067V 10 8

THIS CERTIFIES THAT

IS THE OWNER OF

      FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE
                                  PER SHARE, OF

                           EXCEL SWITCHING CORPORATION

transferable on the books of the Company by the holder hereof in person or by its duly authorized attorney upon surrender of this Certificate properly endorsed or assigned. This Certificate and the shares represented hereby are issued and shall be held subject to the laws of the Commonwealth of Massachusetts and the provisions of the Articles of Organization and the By-laws of the Company, as amended from time to time, to which the holder by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Dated:



Countersigned and Registered:
                      BankBoston, N.A.
By                                     Transfer Agent                  President
                                       and Registrar
                                                                       Treasurer

                              Authorized Signature
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                           Excel Switching Corporation

          The Company is authorized to issue more than one class or series of stock. Upon written request the Company will furnish without charge to each stockholder a copy of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

          The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN  - as joint tenants with
          right of survivorship and
          not as tenants in common

                 Additional abbreviations may also be used though not in the above list.

For Value Received,               hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

                                Shares of the common stock represented by the
within Certificate, and do hereby irrevocably constitute and appoint
                                                                      Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated

NOTICE: THE SIGNATURE ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:


THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO SEC RULE 17Ad-15.